UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Bannix Acquisition Corp.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8265 West Sunset Blvd., Suite # 107 West Hollywood, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 682-8949

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on August 8, 2023 Bannix Acquisition Corp. (the “Company”) entered into a Patent Purchase Agreement (“PPA”) with GBT Tokenize Corp. (“Tokenize”), which is 50% owned of GBT Technologies Inc., which provided its consent, to acquire the entire right, title, and interest of certain patents and patent applications providing an intellectual property basis for a machine learning driven technology that controls radio wave transmissions, analyzes their reflections data, and constructs 2D/3D images of stationary and in motion objects (the “Patents”). The closing date of the PPA will be immediately follow the closing of the transaction described in that certain Business Combination Agreement entered between the Company, EVIE Autonomous Group Ltd. (“EVIE”) and the shareholders of EVIE (the “BCA”). The purchase price to be paid by the Company for the Patents will be equal to 5% of the consideration that the Company is paying to the shareholders of EVIE. The BCA sets the consideration to be paid by the Company at $850 million and, in turn, the consideration in the PPA to be paid to Tokenize is $42.5 million.

On August 15, 2023, Bannix issued a press release. Furnished as Exhibit 99.1 and incorporated herein by reference is the press release.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Bannix under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the expectation that the Transactions between Bannix and the Company will occur, the estimated or anticipated future results and benefits of Bannix following the Transactions, including its ability to successfully execute is business plan, the likelihood and ability of the parties to successfully consummate the Transactions and future opportunities for Bannix and other statements that are not historical facts.

These statements are based on the current expectations of Bannix’s and/or the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bannix and the Company. These statements are subject to a number of risks and uncertainties regarding the Company’s business and the Transactions, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Transactions or financing if required; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by Bannix’s shareholders in connection with the transactions; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the transactions; the risk that the approval of Bannix’s shareholders for the potential transaction is not obtained; the anticipated capitalization and enterprise value of Bannix following the consummation of the transactions; the ability of Bannix to issue equity, equity-linked or other securities in the future; expectations related to the terms and timing of the transactions; failure to realize the anticipated benefits of the transactions, including as a result of a delay in consummating the transactions; the risk that the transactions may not be completed by Bannix’s business combination deadline and the potential failure to obtain an extension of its business combination deadline, if sought by Bannix; the risks related to the rollout of the Company’s business and the timing of expected business milestones; the ability of Bannix to execute its growth strategy, manage growth profitably and retain its key employees; the ability of Bannix to maintain the listing of its securities on the NASDAQ following the transactions; costs related to the transactions; and other risks that will be detailed from time to time in filings with the SEC, including those risks discussed under the heading “Risk Factors” in Bannix’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 11, 2023. The foregoing list of risk factors is not exhaustive. There may be additional risks that could also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements provide Bannix’s expectations, plans or forecasts of future events and views as of the date of this Report. And while Bannix may elect to update these forward-looking statements in the future, Bannix specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bannix’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

In connection with the transactions, Bannix and the Company are expected to prepare preliminary and definitive proxy statements to be distributed to Bannix’s shareholders in connection with Bannix’s solicitation for proxies for the vote by Bannix’s shareholders in connection with the transactions and other matters as described therein. Upon filing a definitive proxy statement with the SEC, Bannix will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the transactions. Bannix’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Bannix’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the transactions, because these documents will contain important information about Bannix, the Company and the transactions. This Report is not a substitute for the definitive proxy statement or any other document that Bannix will send to its shareholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement (if and when available) will be mailed to shareholders of Bannix as of a record date to be established for voting on the business combination. Shareholders of Bannix will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Bannix Acquisition Corp., 8265 West Sunset Blvd., Suite # 107, West Hollywood, CA 90046.

Participants in the Solicitation

The Company, Bannix and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Bannix’s shareholders in connection with the transactions. Investors and security holders may obtain more detailed information regarding Bannix’s directors and executive officers in Bannix’s filings with the SEC, including Bannix’s Annual Report on Form 10-K, and amendments thereto, and Quarterly Report on Form 10-Q, in each case, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Bannix’s shareholders in connection with the Transactions, including a description of their direct and indirect interests, which may, in some cases, be different than those of Bannix’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated August 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023

BANNIX ACQUISITION CORP.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer